Exhibit 10.50-2

SECOND AMENDMENT TO CONTRACT

This Second Amendment to Contract (“Amendment”) is entered into by and among (i) TOLL ROAD TEXAS LAND COMPANY, L.P., a Texas limited partnership (“TTLC”), (ii) TOLLWAY 76, L.P., a Washington limited partnership (“T76”), and (iii) THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (“Purchaser”).  TTLC and T76 are hereinafter collectively referred to as the “Seller”.

R E C I T A L S :

A.            Purchaser and Seller have entered into that certain Contract of Sale, dated on or about July 19, 2002 (the “Contract”) by which Purchaser agreed to purchase certain improved real property from Seller.  The Contract was amended by that certain First Amendment to Contract.

B.            Purchaser made certain title objections pursuant to a letter (the “Title Objection Letter”) from Seller’s counsel dated August 12, 2002.  Seller responded to the Title Objection Letter pursuant to a letter (“Seller’s Cure Letter”) from Seller dated August 22, 2002.  Pursuant to Article V of the Contract, Purchaser has five days, until August 27, 2002, to respond to Seller’s Cure Letter.  The parties desire to extend the time for Purchaser to respond to item 5. (Title Commitment, Schedule B. Item 10) of Seller’s Cure Letter.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE COVENANTS CONTAINED HEREIN, THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.             Article V of the Contract is hereby amended so that Purchaser has until September 21, 2002 to respond to item 5. (Title Commitment, Schedule B. Item 10) of Seller’s Cure Letter.

2.             Capitalized terms which are not defined herein shall have the same meaning as set forth in the Contract.  All provisions of the Contract shall remain in full force and effect except as expressly modified herein.

EXECUTED on this the 17th day of Septebmer, 2002.

SELLER:

TOLL ROAD TEXAS LAND COMPANY, L.P., a Texas limited partnership

By: Tollway Land Company, L.L.C., a Washington limited liability company, its General Partner

	By:	/s/ Calvin C. Chandler
	Name:	Calvin C. Chandler
	Its:	Manager

TOLLWAY 76, L.P., a Washington limited partnership

By: RAM International GP, LLC, a Washington limited liability company, its General Partner

	By:	/s/ Jeffery B. Iverson Jr.
	Name:	Jeffery B. Iverson Jr.
	Its:	Manager

EXECUTED on this the 17th day of September, 2002.

PURCHASER:

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation

	By:	/s/ James M. Dunn
	Name:	James M. Dunn
	Its:	President